UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 31, 2022

DYNAMIC SHARES TRUST
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-238098 (Commission File Number)	32-6540728 (I.R.S. Employer Identification No.)

c/o Dynamic Shares LLC
401 W. Superior St., Suite 300
Chicago, IL 60654
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 312-216-2890

____________________________________
Former name or former address, if changed since last report

Securities registered or to be registered pursuant to Section 12(b) of the Act.
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Dynamic Short Short-Term Volatility Futures ETF	WEIX	NYSE Arca, Inc.

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
Dynamic Short Short-Term Volatility Futures ETF (the “Fund”), a series of Dynamic Shares Trust (the “Trust”), today announced that on May 13, 2022 it received a notice from NYSE Arca, Inc. (the “NYSE”) stating that the Fund was not in compliance with the periodic filing requirements for continued listing set forth in Rule 8.700-E(e)(2)(C)(iii), as a result of its failure to timely file with the U.S. Securities and Exchange Commission (the “SEC”) its: Quarterly Report on Form 10-Q for the quarters ended June 30, 2021 and September 30, 2021 (each, a “Form 10-Q”); and Annual Report on Form 10-K for the year ended December 31, 2021 (the “Form 10-K” and together with each Form 10-Q, the “Periodic Filings”).  The period of time covered by the Periodic Filings cover the period of time before the Fund commenced investment operations. The NYSE has granted the Fund until June 13, 2022 to file the Periodic Filings with the SEC.

The notice from the NYSE has no immediate effect on the listing or trading of the Fund’s shares on the NYSE, other than the NYSE will attach a “late filer” (.LF) designation to the ticker symbol of the Fund.  The Fund was unable to file the Periodic Filings by their original deadline without unreasonable effort or expense because the Fund had not completed preparation of the required financial statements by the applicable deadline. The Fund is working diligently to regain compliance and file the Periodic Filings as soon as practicable.

The Fund issued a press release on May 18, 2022, announcing that it had received a notice of noncompliance. A copy of that press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 18, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 18, 2022

DYNAMIC SHARES TRUST

By:	/s/ Weixuan Zhang
Principal Executive Officer